Other (Erxpenses) Income - Schedule of Other (Expenses) Income (Details)		12 Months Ended
		Dec. 31, 2025 HKD ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 HKD ($)	Dec. 31, 2023 HKD ($)
Other (Expenses) Income [Abstract]
Government subsidies	[1]			$ 175,688
Exchange (loss) gain on foreign currency translation, net		69,371	8,913	73,322	(98,435)
Others		118,055	15,167	(77,838)	29,200
Total		$ 187,426	$ 24,080	$ (4,516)	$ (69,235)

[1]	For the year ended December 31, 2024, the amount represented to the government subsidies provided by the Hong Kong Government, for eligible technological service and solution projects. The purpose of these initiatives is to motivate companies to improve business productivity and upgrade the business processes. There were no unfulfilled conditions nor other contingencies attached to the government subsidies.